(formerly MH 1, Inc.)

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MEZEY HOWARTH RACING STABLES, INC.

The undersigned, being the President and Secretary of Mezey Howarth Racing Stables, Inc., hereby declare that the original Articles of the corporation were filed with the Secretary of State of the State of Nevada on February 27, 2007. Pursuant to the provisions of NRS 78.385-390, at a duly noticed and convened meeting on May 28, 2007, the sole Shareholder of the corporation, representing 100% of the of the voting power of the company's common stock, unanimously voted for the following amendment to the Articles of Incorporation.

FIRST. The name of the corporation is: MEZEY HOWARTH RACING STABLES, INC.

SECOND. The location of the registered office of this corporation within the State of Nevada is 8000 Spring Mountain Road, Las Vegas, Nevada, 89117; this corporation may maintain an office or offices in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors or by the By-Laws of the corporation; and this corporation may conduct all corporation business of every kind or nature including the holding of any meetings of directors or shareholders, inside or outside the State of Nevada as well as without the State of Nevada.

The Resident Agent for the corporation shall be J. Wade Mezey, Esq.

8000 Spring Mountain Road, Las Vegas 89117

THIRD The purpose for which this corporation is formed is: To engage in any lawful activity.

FOURTH This Corporation is authorized to issue two classes of capital stock, referred to as Common Stock and Preferred Stock, each with par value of $0.001 per share. This Corporation shall be authorized to issue a maximum of sixty million (60,000,000) shares of Common Stock, and a maximum of ten million (10,000,000) shares of Preferred Stock.

A. The holders of stock designated "Common Stock" are entitled to one (1) vote for each share held. The Board of Directors may issue the Common Stock from time-to-time.

B. The Board of Directors is hereby authorized to provide for the issuance of Preferred Stock in one or more series, and may determine and state the designations, preferences, limitations, terms, and rights associated with each series of Preferred Stock, without additional shareholder approval.

C. This Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

D. In addition, this Corporation elects not to be governed by the terms and provisions of Sections 78.2055 and 78.207 of the Nevada Revised Statutes (as the same may be amended, superseded, or replaced by any successor section, statute, or provision) requiring shareholder approval of forward and reverse splits in cases where there is no corresponding increase or decrease in and to the number of authorized shares of the class or series subject to the forward or reverse split so that, therefore, shareholder approval will not be required for the Board of Directors of this Corporation to authorize forward and reverse splits of this Corporation's securities without corresponding increases or decreases in and to the number of authorized shares of the class or series subject to the forward or reverse split.

E. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article Four, shall apply to or have any effect on any transaction involving acquisition of control by any person, or any transaction with an interested stockholder, or any Board action with respect to Sections 78.2055 and 78.207 of the Nevada Revised Statutes, occurring prior to such amendment or repeal.

FIFTH The governing board of this corporation shall be known as directors, and the Board shall consist of one (1) directors.

The number of directors may, pursuant to the By-Laws, be increased or decreased by the board of Directors, provided there shall be no less than one (1) nor more than nine (9) Directors.

The name and post office address of the one (1) Directors constituting the Board of Directors is as follows:

NAME         POST OFFICE ADDRESS

J. Wade Mezey         600 Anton, 11th Floor, Costa Mesa, CA 92626

SIXTH The capital stock, or the holders thereof, after the amount of the subscription price has been paid in shall not be subject to any assessment whatsoever to pay the debts of the corporation.

SEVENTH No cumulative voting shall be permitted in the election of directors.

EIGHTH The corporation is to have perpetual existence.

NINTH Shareholders shall not be entitled to preemptive rights.

TENTH. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or director or in any other capacity while serving as an officer or director shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of his or her heirs, executors and administrators provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada General

Corporation Law requires the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding , payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under this Section or otherwise.

If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of Stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation to the fullest extent of the provisions of this section with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

The UNDERSIGNED, being the President and Secretary of Mezey Howarth Racing Stables, Inc. hereby declare and certify that the facts herein stated are true and, accordingly, have hereunto set their hands this 28th day of May, 2007.

/s/ J. Wade Mezey
J. Wade Mezey, President & Secretary

Notary Public

STATE OF CALIFORNIA )
) ss.
COUNTY OF ORANGE )

On the 11th day of June, 2007 personally appeared before me, a notary public, J, Wade Mezey, who acknowledged before me that he is the President of Mezey Howarth Racing Stables and the he executed the foregoing Articles of Incorporation.

My commission expires: May 20, 2009

/s/Tom Olmstead
Tom Olmstead
Notary Public
405A Arenoso
San Clemente, CA 92672